                               [BB&T FUNDS LOGO]

                        SUPPLEMENT DATED APRIL 25, 2003
                                     TO THE
                        INSTITUTIONAL SHARES PROSPECTUS
                                      AND
                 CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS
                          EACH DATED FEBRUARY 1, 2003,
                            AS AMENDED MARCH 6, 2003

     THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE PROSPECTUS. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THE PROSPECTUS.

     Effective as of the close of business on April 25, 2003, BB&T Asset Management, Inc., investment adviser to BB&T Funds (the "Adviser"), has terminated the investment sub-advisory agreement with BlackRock International Limited with respect to the BB&T International Equity Fund (the "Fund") and has engaged UBS Global Asset Management (Americas) Inc. ("UBS Global AM") to provide investment management sub-advisory services to the Fund. Subject to shareholder approval, UBS Global AM will provide investment management sub-advisory services to the Fund under an investment sub-advisory agreement with the Adviser (the "Sub-Advisory Agreement"). A proxy statement seeking such shareholder approval will be mailed to Fund shareholders on or about June 30, 2003.

     As permitted under the Investment Company Act of 1940 (the "1940 Act"), on or about April 28, 2003, UBS Global AM will begin providing investment management sub-advisory services to the Fund under an interim sub-advisory agreement with the Adviser until shareholder approval of the Sub-Advisory Agreement is obtained, and in any event, for no longer than 150 days.

     Under the Sub-Advisory Agreement and the interim sub-advisory agreement, UBS Global AM will provide investment management sub-advisory services to the Fund, select investments and place all orders for purchases and sales of the Fund's securities, subject to the direction and supervision of the BB&T Funds' Board of Trustees and the Adviser, any written guidelines adopted by the Fund's Board of Trustees or the Adviser and furnished to UBS Global AM, and in accordance with the Fund's written investment restrictions.

     UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), located at One North Wacker Drive, Chicago, IL 60606, began managing institutional assets in 1974 through its predecessor entities, including Brinson Partners, Inc. and First Chicago Investment Advisors. Swiss Bank Corporation ("SBC") acquired the firm in 1995. In 1998, SBC merged with Union Bank of Switzerland to form UBS AG. UBS Global AM is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2002, UBS Global AM had approximately $34.0 billion in assets under management and the Group had approximately $403 billion in assets under management.

     ACCORDINGLY, THE FOLLOWING CHANGES HAVE BEEN MADE:

     1. Under the heading "The Investment Sub-Advisers" on page 94 of the Institutional Shares prospectus and page 97 of the Class A, Class B and Class C Shares prospectus, the information regarding the International Equity Fund is deleted in its entirety.

     SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE PROSPECTUS FOR FUTURE REFERENCE.

                                                                 SUP-TRRTL2 4/03

                               [BB&T FUNDS LOGO]

                        SUPPLEMENT DATED APRIL 25, 2003
                                     TO THE
                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED FEBRUARY 1, 2003,
                            AS AMENDED MARCH 6, 2003

     THIS SUPPLEMENT PROVIDES UPDATED INFORMATION REGARDING THE MANAGEMENT OF THE BB&T INTERNATIONAL EQUITY FUND. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THE STATEMENT OF ADDITIONAL INFORMATION.

     Effective as of the close of business on April 25, 2003, BB&T Asset Management, Inc., investment adviser to BB&T Funds (the "Adviser"), has terminated the investment sub-advisory agreement with BlackRock International Limited with respect to the BB&T International Equity Fund (the "Fund") and has engaged UBS Global Asset Management (Americas) Inc. ("UBS Global AM") to provide investment management sub-advisory services to the Fund. Subject to shareholder approval, UBS Global AM will provide investment management sub-advisory services to the Fund under an investment sub-advisory agreement with the Adviser (the "Sub-Advisory Agreement"). A proxy statement seeking such shareholder approval will be mailed to Fund shareholders on or about June 30, 2003.

     As permitted under the Investment Company Act of 1940 (the "1940 Act"), on or about April 28, 2003, UBS Global AM will begin providing investment management sub-advisory services to the Fund under an interim sub-advisory agreement with the Adviser until shareholder approval of the Sub-Advisory Agreement is obtained, and in any event, for no longer than 150 days.

     For its services and expenses incurred under the Sub-Advisory Agreement and the interim sub-advisory agreement, UBS Global AM is entitled to a fee payable by the Adviser. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Fund's average daily net assets):

On the first $50 million..............................  0.45%
On the next $50 million...............................  0.43%
Over $100 million.....................................  0.38%

     UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), located at One North Wacker Drive, Chicago, IL 60606, began managing institutional assets in 1974 through its predecessor entities, including Brinson Partners, Inc. and First Chicago Investment Advisors. Swiss Bank Corporation ("SBC") acquired the firm in 1995. In 1998, SBC merged with Union Bank of Switzerland to form UBS AG. UBS Global AM is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2002, UBS Global AM had approximately $34.0 billion in assets under management and the Group had approximately $403 billion in assets under management.

     ACCORDINGLY, INFORMATION REGARDING THE FUND UNDER THE SECTION ENTITLED "SUB-ADVISERS" ON PAGE 68 OF THE STATEMENT OF ADDITIONAL INFORMATION IS DELETED AND REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

     International Equity Fund. Prior to April 28, 2003, investment sub-advisory and management services were provided to the International Equity Fund by BlackRock International Limited (formerly CastleInternational Asset Management Limited), an indirect majority-owned subsidiary of PNC Financial Services Group, Inc., pursuant to a Sub-Advisory Agreement ("Sub-Advisory Agreement") dated as of February 1, 2001 between BB&T Asset Management and BlackRock International.

     For the fiscal years ended September 30, 2002, September 30, 2001 and September 30, 2000, BB&T Asset Management paid BlackRock International $639,283, $580,925, and $577,816, respectively, for sub-advisory services to the International Equity Fund.

     SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.
                                                                    SUP-SAI 4/03